May 10, 2011

Supplement

SUPPLEMENT DATED MAY 10, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated February 28, 2011

The Board of Trustees of Morgan Stanley Flexible Income Trust (the "Fund") has approved removing the credit quality restrictions on the Fund's investments in privately issued fixed rate and adjustable rate mortgage-backed securities. Accordingly, the second bullet point in the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objectives, Strategies and Risks—Principal Investment Strategies—2.Mortgage-Backed and U.S. Government Securities" is hereby deleted and replaced with the following:

Privately issued fixed-rate and adjustable rate mortgage-backed securities;

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DINSPT 5/11